TF3 P-1 11/09

SUPPLEMENT DATED NOVEMBER 25, 2009
TO THE PROSPECTUS DATED JULY 1, 2009
OF
FRANKLIN TAX-FREE TRUST

Franklin High Yield Tax-Free Income Fund

The Prospectus is amended as follows:

I. Effective November 25, 2009, the following has been added to the portfolio management team, under the "Management" section on page 33:

DANIEL WORKMAN, CFA Portfolio Manager of Advisers

Mr. Workman has been a portfolio manager of the Fund since November 2009. He joined Franklin Templeton Investments in 2003.

II. Effective November 25, 2009, the portfolio management team, under the "Management" section on page 36 is replaced with the following:

High Yield Fund

John Wiley

Francisco Rivera
Daniel Workman

Mr. Wiley and Mr. Rivera have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

Mr. Workman is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Please keep this supplement for future reference.